UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 10, 2021

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20321 Valencia Circle

Lake Forest, CA 92630

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected five directors to the Company’s board of directors, (ii) granted advisory approval of the compensation of the Company’s named executive officers, (iii) granted advisory approval on a three-year frequency for holding future advisory votes on the compensation of the Company’s named executive officers and (iv) ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2021, each as more fully described below.

The final voting results were as follows:

Item No. 1:	Proposal to elect five directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2022.

Nominee	For	Withheld	Broker Non- Votes
Lugee Li	494,582,990	7,244,972	163,283,713
Abdi Mahamedi	483,600,780	18,227,182	163,283,713
Vincent Carrubba	490,785,875	11,042,087	163,283,713
Tony Chung	483,353,683	18,474,279	163,283,713
Isaac Bresnick	490,108,353	11,719,609	163,283,713

Item No. 2	Proposal to grant advisory approval of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non- Votes
473,686,261	25,035,273	3,106,428	163,283,713

Item no. 3	Proposal to grant advisory approval on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
26,108,546	6,222,537	466,896,210	2,600,669	163,283,713

Item No. 4	Proposal to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal 2021.

For	Against	Abstain	Broker Non-Votes
659,755,556	2,229,478	3,126,641	-

Following the Annual Meeting, the Board of Directors considered the voting results on Item No. 3, the non-binding stockholder vote on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on all of the factors taken into consideration, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers with a frequency of three years.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Bryce Van
Bryce Van,
Vice President of Finance
(Principal Financial and Accounting Officer)
Date: June 15, 2021